UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 26, 2006
Date of Report (Date of Earliest Event Reported)

 AltiGen Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	000-27427	94-3204299
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4555 Cushing Parkway, Fremont CA 94538
(Address of principal executive offices, including zip code)

510-252-9712
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 26, 2006, AltiGen Communications, Inc. (the “Registrant”) held a publicly accessible conference call with analysts and investors to report its financial results for the quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits. The following exhibit is furnished with this report on Form 8-K:

99.1	Press release of AltiGen Communications, Inc. dated July 26, 2006, furnished in accordance with Item 2.02 of this current report on Form 8-K.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AltiGen Communications, Inc.

By:	/s/ Philip M. McDermott
Name: Philip M. McDermott
Title: Chief Financial Officer

Date: July 26, 2006

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Exhibit 99.1 Press release of AltiGen Communications, Inc. dated July 26, 2006, furnished in accordance with Item 2.02 of this current report on Form 8-K.

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